                                                                EXHIBIT 10.21(b)


                       FIRST AMENDMENT TO LEASE AGREEMENT


         THIS FIRST AMENDMENT TO LEASE AGREEMENT (hereinafter called this "Amendment"), is made and entered into as of the 20th day of December, 1996, by and between FUND II, FUND III, FUND VI AND FUND VII ASSOCIATES, a Georgia general partnership (hereinafter called "Landlord"), and COLUMBIA DBS MANAGEMENT, LLC, a Georgia limited liability company (hereinafter called "Tenant").

                                   WITNESSETH

         WHEREAS, Landlord and Tenant have heretofore executed and entered into that certain Lease Agreement dated August 2, 1996 (hereinafter called the "Lease") pursuant to which Tenant leased approximately 2,979 square feet of space (hereinafter called the "Original Premises") known as Suite C-200 in the office building situated at 880 Holcomb Bridge Road, Roswell, Georgia 30075 (hereinafter called the "Building"); and

         WHEREAS, the parties hereto desire to modify and amend the Lease in certain particulars as hereinafter set forth.

         NOW, THEREFORE, in consideration of the payment of Ten and No/ 100 Dollars ($10.00) by Tenant to Landlord, the mutual promises and obligations contained herein and the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby covenant and agree, and modify and amend the Lease, as follows:

         1. Definitions. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings given in the Lease.

         2. Amendments. The Lease is hereby modified and amended as follows:

                  2.1 Expansion of Demised Premises. (a) Effective as of the earlier of the date upon which Landlord delivers the Expansion Space (as hereinafter defined) to Tenant or February 1, 1997 (hereinafter called the "Effective Date"), the Demised Premises, in addition to the Original Premises, shall include the space which is more particularly described on Exhibit "A" attached hereto an made a part hereof by this reference and which is deemed to contain 3,414 rentable square feet of floor area (hereinafter called the "Expansion Space"). On the Effective Date the Demised Premises shall be deemed to contain 6,393 rentable square feet.

                  (b) Landlord shall prepare the Expansion Space for Tenants occupancy in accordance with a space plan to be prepared by Hardy & Associates (hereinafter called "Tenant's Expansion Work"). Landlord shall not be liable for any failure or delay in completing Tenant's Expansion Work if such failure or delay is the result of (a) Tenant's request for materials, finishes or installations other than Landlord's standard; or (b) Tenants changes in the plans or specifications. Failure of Landlord substantially to complete Tenants Expansion Work or to deliver actual possession of the Expansion Space on or before February 1, 1997 shall postpone the Effective Date, but shall not extend the term of the Lease. Landlord shall pay an aggregate amount of not more than $60,372.00 (hereinafter called the "Expansion Allowance") toward the completion of Tenants Expansion Work. If the cost of Tenants Expansion Work is greater than the Expansion Allowance, Tenant shall pay Landlord the full excess amount before Tenant occupies the Expansion Space. If the cost of Tenants Expansion Work is less than the Expansion Allowance, both Landlord and Tenant agree that no additional funds will be allocated toward Tenants Expansion Work from Landlord.

                  2.2 Extension of Term. The Lease Term is hereby extended for an additional period of five (5) months; therefore, the Lease Term shall expire on January 31, 2000, unless sooner terminated in accordance with the Lease.

                  2.3 Base Rental. As of the Effective Date, the Base Rental with respect to the Demised Premises shall be as follows:

                  From the Effective Date through September 30, 1997, the monthly installments of Base Rent shall be $10,655.00.

                  From October 1, 1997 through September 30, 1998 the monthly installments of Base Rent shall be $10,921.38.

                  From October 1, 1998 through February 29, 2000, the monthly installments of Base Rent shall be $11,187.75.

                  2.4 Application of Security Deposit. Notwithstanding anything to the contrary set forth in Article 40(c) of the Lease, commencing on April 1, 1999 and continuing on the first day of each succeeding month during the remainder of the Lease Term, Landlord shall apply part of the security deposit toward the payment of Base Rental as to the Original Premises. Notwithstanding such application, Tenant shall continue to pay Base Rental as to the Expansion Space (in monthly installments of $5,974.50) in accordance with Article 5 of the Lease.

                  2.5 Additional Rental. Effective as of the Effective Date, Tenant's Share shall be fifty percent (50.0%).

                  2.6 Identity of Tenant. Notwithstanding the fact that the Lease was executed by Columbia Management, L.L.C., the "Tenant" under the Lease is, and shall be for all purposes, Columbia DBS Management, LLC, a Georgia limited liability company.

         3. Guaranty as to Expansion Space. Prior to or contemporaneously with Tenants execution of this Amendment, Columbia DBS Holdings, LLC shall execute a guaranty of Tenants obligations under the Lease as to the Expansion Space substantially in the form attached hereto as Exhibit "B

         4. Brokers. Landlord and Tenant each hereby represent and warrant to each other that they have not dealt with any brokers or intermediaries who are entitled to compensation in connection with this Amendment other than Wells & Associates, Inc. and Miller-Richmond Company, which are to be paid a commission by Landlord pursuant to separate agreements with such parties. Landlord and Tenant hereby agree to hold each other harmless from and against any and all claims, liabilities, costs and expenses, including reasonable attorneys' fees, arising from any claim for any commissions or other fees by any other broker or agent acting or purporting to have acted on behalf of such party.

         5. Ratification. Landlord and Tenant acknowledge and confirm that the Lease, as amended hereby, is in full force and effect. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Amendment shall be governed by and construed under the laws of the State of Georgia.

         6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.


                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                      LANDLORD:

                      FUND II, FUND III, FUND VI AND FUND
                      VII ASSOCIATES, a Georgia general partnership

                      By: WELLS REAL ESTATE FUND II, L.P.,
                          Georgia limited partnership, general
                          partner

                          By:__________________________________
                             Leo F. Wells, III, general partner

                          By: Wells Partners, L.P., a Georgia limited
                              partnership, general partner

                              By: Wells Capital, Inc., a Georgia
                                  corporation, general partner

                                  By:__________________________________
                                     Leo F. Wells, III, President

                                   [CORPORATE SEAL]



                      By: WELLS REAL ESTATE FUND III, L.P., a
                          Georgia limited partnership, general
                          partner

                          By:__________________________________
                             Leo F. Wells, III, general partner

                          By: Wells Partners, L.P., a Georgia limited
                              partnership, general partner

                              By: Wells Capital, Inc., a Georgia
                                  corporation, general partner

                                  By:__________________________________
                                     Leo F. Wells, III, President

                                   [CORPORATE SEAL]

                      By: WELLS REAL ESTATE FUND VI, L.P., a
                          Georgia limited partnership, general
                          partner

                          By:__________________________________
                             Leo F. Wells, III, general partner

                          By: Wells Partners, L.P., a Georgia limited
                              partnership, genral partner

                              By: Wells Capital, Inc., a Georgia
                                  corporation, general partner

                                  By:___________________________________
                                     Leo F. Wells, III, President

                                [CORPORATE SEAL]



                      By: WELLS REAL ESTATE FUND VII, L.P., a
                          Georgia limited partnership, general
                          partner

                          By:__________________________________
                             Leo F. Wells, III, general partner

                          By: Wells Partners, L.P., a Georgia limited
                              partnership, genral partner

                              By: Wells Capital, Inc., a Georgia
                                  corporation, general partner

                                  By:___________________________________
                                     Leo F. Wells, III, President

                                [CORPORATE SEAL]

                               TENANT:

                               COLUMBIA DBS MANAGEMENT, LLC, a
                               Georgia limited liability company


                               By:__________________________[SEAL]

                               Title:_______________________